Liquidity	6 Months Ended
Jun. 30, 2022
Liquidity Abstract
LIQUIDITY

2. LIQUIDITY

For the six months ended June 30, 2022, the net income from continuing operations was $563,372, as compared to net loss of $460,397 for the same period of last fiscal year. The Company had an accumulated deficit of $14,824,176 as at June 30, 2022, which required management’s consideration of the Company’s liquidity and its ability to continue as a going concern.

In assessing the Company’s liquidity, the Company monitors and analyzes its cash and its ability to generate sufficient cash flow in the future to support its operating and capital expenditure commitments. The Company’s liquidity needs are to meet its working capital requirements and operating expenses obligations.

As of June 30, 2022, the Company had cash balance of $1,035,674 and a positive working capital of $50,361,534. In addition to the cash balance, the working capital was mainly comprised of restricted cash of $26,339,708, accounts receivable of $7,122,604, loan receivable due from third parties of $26,375,018 and other receivables of $745,964. The balances of these assets are expected to be repaid on maturity dates and will also be used for working capital.

In addition, the management estimated the operating expenses obligation for the next twelve months after issuance of the condensed consolidated financial statements to be $3,491,054, which will be covered by the cash flows of $5,536,891 generated   from financial guarantee services, financial services, interest income and industrial operation service. The Company’s principal shareholder also pledged to provide continuous financial support to the Company whenever necessary.

The Company plans to fund its operations through revenue generated from its revenues of financial guarantee services and financial consulting services, private placements from investors, and financial support commitments from the Company’s shareholders.

Based on above operating plan, the management believes that the Company will continue as a going concern in the following 12 months.

The Company’s ability to fund these needs will depend on its future performance, which will be subject in part to general economic, competitive and other factors beyond its control. The frequent COVID-19 outbreak in China has caused severe disruptions in transportation, limited access to the facilities and limited support from workforce employed in operations, and as a result, the Company may experience the delays in provision of financial guarantee services and consulting services to customers. Although China has taken strict measures to control the COVID-19 outbreak, temporally lockdown to certain areas in China happened frequently during the six months ended June 30, 2022 and fiscal year 2021. It is estimated that the economy of China will still be impacted to a certain extent. The extent to which the coronavirus impacts the results for fiscal year 2022 will depend on certain future developments, including the duration and spread of the outbreak, emerging information concerning the severity of the coronavirus and the actions taken by governments and private businesses to attempt to contain the coronavirus variants, all of which is uncertain at this point.

Changes in U.S. or foreign international, social, political, regulatory, and economic conditions or in laws and policies governing foreign trade, manufacturing, development, and investment in the territories or countries where the Company currently conducts its business have in the past and could in the future adversely affect its business. Although the Company does not currently operate in Russia or the Ukraine, the Company is unable to predict the ultimate impact their conflict will have on the Company due to the indirect effects the conflict has had and may continue to have on the global economy and in particular in China where the Company operates or on the global stock markets.